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                                                                   EXHIBIT 10.26



                         INDUSTRIAL REAL ESTATE SUBLEASE

                             (MULTI-TENANT FACILITY)

         This Agreement constitutes a sublease of a portion of the premises at 33201 Dowe Avenue, Union City, California (the "Property"), between National Distribution Agency, Inc., a Delaware corporation ("Landlord or Sublessor"), and Pets.com, Inc., a California corporation ("Tenant" or "Sublessee"), for (the "Lease" or the "Sublease"). This Lease is subject to that certain lease between Landlord as Lessee and Chino Pacific Warehouse Corporation as Lessor, dated September 25, 1997, (the "Master Lease").

         Landlord warrants and represents to Tenant that the Master Lease has not been amended or modified except as expressly set forth herein, that Landlord is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and the Landlord has no knowledge of any claim by the Master Lessor that Landlord is in default or breach of any of the provisions of the Master Lease.

         Tenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Landlord shall exercise due diligence in attempting to cause the Master Lessor to perform its obligations under the Master Lease for the benefit of Tenant. If the Master Lease terminates this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease provided however, that if the Master Lease terminates as a result of a default or breach by Landlord or Tenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Landlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Landlord shall not constitute a default or breach hereunder, provided that Tenant receives a pro rata portion of any proceeds, or other remuneration, if any, which Landlord receives as a result of such termination.

ARTICLE ONE: BASIC TERMS

         This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

         Section 1.01. DATE OF LEASE: July 1, 1999.

         Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): National Distribution Agency, Inc., a Delaware corporation, herein also known and sometimes described as Sublessor. Address of Landlord: c/o 528 Arizona Avenue, Suite 206, Santa Monica, CA 90401-1437.

         Section 1.03. TENANT (INCLUDE LEGAL ENTITY): Pets.com, a California corporation, herein also known and sometimes described as Sublessee herein.



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Address of Tenant:

         Section 1.04 PROPERTY: The Property leased hereunder is part of a multi-tenant real property leased to Landlord under the Master Lease, and described or depicted in Exhibit "A". The premises comprise the total property and includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a), (the "Project"). The leased Property is located at 33201 Dowe Avenue, Union City, California, and includes 73,920 square feet of warehouse space, and 4,800 square feet of office space in the Southeastern portion of the Project, as more fully reflected in Exhibit "A", and outlined in red.

         Section 1.05. LEASE TERM: Five (5) years and one and one-half (1 1/2) months BEGINNING ON July 1, 1999, or such other date as specified in this Lease, and ENDING ON August 14, 2004. Tenant shall pay no Base Rent for the period July 1, 1999 to August 14, 1999. During this free rent period, Tenant shall be obligated to pay its pro rata share of taxes, insurance, maintenance and utilities. In addition, Tenant shall have one Option to Renew, as more fully provided in Rider No. 3, attached and incorporated herein by reference.

         Section 1.06. PERMITTED USES: (See Article Five)

         Warehousing and storage of Pets.com, or its affiliates, products, and for no other purpose, without the prior or concurrent written consent of Landlord.

         Section 1.07. TENANT'S GUARANTOR: Not applicable.

         Section 1.08. BROKERS: (See Article Fourteen)

Landlord's Broker: Colliers International
Tenant's Broker: GVA Beitler.

         Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen) Per separate agreement with Landlord.

         Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) [*].

                       LETTER-OF-CREDIT: [*]. Provided the Sublessee is not in default of the Sublease, the Letter-of-Credit shall be reduced to [*], as of August 14, 2000. As of August 14, 2001, the Letter-of-Credit shall no longer be on deposit with the Landlord.

         Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Section 4.05) Thirty (30) unassigned parking spaces.



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* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:

         (a) BASE RENT:

                                            RATE PER SQ. FT.                    AMOUNT
         MONTHS                             PER MO.                             PER MO.
         ------                             -------                             -------
         July 1 - Aug. 14, 1999                                                 Free rent
         Aug. 15, 1999 - April 14, 2001     [*] psf/mth/nnn
         April 15, 2001 - Dec. 14, 2002     Annual minimum CPI (All Consumers
                                            S.F. Bay Area) increase of [*];
                                            annual maximum CPI (All Consumers
                                            S.F. Bay Area) of [*] over base
                                            rental rate in months 1 - 20.

         Dec. 15, 2002 - Aug. 14, 2004      Annual Minimum CPI (All Consumers
                                            S.F. Bay Area) increase of [*];
                                            annual maximum CPI (All Consumers
                                            S.F. Bay Area) of [*] over base
                                            rental rate in months 21 - 40.

                  The rents payable hereunder are more fully set forth in Lease Rider No. 1 attached and incorporated herein by reference, and as referred to in Lease Rider No. 2, also attached and incorporated herein by reference.

In the event that Landlord is in default under the Master Lease and either Landlord or Tenant receive notice of such default from the Master Lessor under the Master Lease, Tenant shall have the right (without any obligation to do so), to pay rent provided in this section, and all other sums due Landlord hereunder, which Landlord is obligated to pay directly to the Master Lessor.

         (a) OTHER PERIODIC PAYMENTS INCLUDED AS RENT : (i) Real Property Taxes (See Section 4.02); (ii) Utilities (See Section 4.03);
                  (iii) Insurance Premiums (See Section 4.04); (iv) Tenant's Initial Pro Rata Share of Common Area Expenses (25.67%) (See
                  Section 4.05); (v) Impounds for Insurance Premiums and Property Taxes (See Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article Six).

         Section 1.13. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE:
(See Section 9.05) seventy percent (70%) of the Profit (the "Landlord's Share").

         Section 1.14. RIDERS: The following Riders are attached to and made a part of this Lease:

         Rider No. 1 - Base Rent Schedule
         Rider No. 2 - Tenant Improvement Allowance
         Rider No. 3 - Options to Renew

ARTICLE TWO: LEASE TERM

         Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is



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* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

         Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-deliver of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty (60) day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

         Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

         Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

         Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance within five (5) business days after the commencement of each month, without offset, deduction or prior demand. The



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Base Rent shall be payable at Landlord's address or at such other place as
Landlord may designate in writing.

         Section 3.02. COST OF LIVING INCREASE. The Base Rent shall be increased on each date (the "Rental Adjustment Date") subject to Paragraph 1.12(a) above in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumer (all items for the geographical Statistical Area in which the Property is located on the basis of 1982-1984 = 100) (the "Index") as follows:

         (a) The Base Rent (the "Comparison Base Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date') on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the increase in the Base Rent provided for in this Section 3.02 shall be subject to any minimum or maximum increase, if provided for in Paragraph 1.12(a).

         (b) Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen
                  (15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

         Section 3.03. SECURITY DEPOSIT; INCREASES.

         (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in
                  Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its fully amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the



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                  Security Deposit. Landlord shall not be required to keep the
                  Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

         Section 3.04. TERMINATION; ADVANCE PAYMENT. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

         Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

         Section 4.02. PROPERTY TAXES.

         (a) REAL PROPERTY TAXES. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.08 below, such payment shall be made at lease ten (10) days prior to the delinquency date of the taxes. Within such ten (10) day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payments as Additional rent.

         (b)      DEFINITION OF "REAL PROPERTY TAX". "Real property tax" means:
                  (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, transfer, inheritance or estate taxes.



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         (c)      JOINT ASSESSMENT. If the Property is not separately assessed,
                  Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Tenant's share of such real property tax shall be 25.67% of the total amount assessed on the Project, based on the total square footage occupied at the time of the execution of this Sublease, divided by the total square footage of the premises (78,720 square feet / 306,650 square feet = 25.67%).

         (d)      PERSONAL PROPERTY TAXES.

                  (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

                  (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

         Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay its share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Tenant's share of such non-jointly metered costs shall be 25.67% of the total charged to the Project, based on the square footage occupied by Tenant at the time of the execution of this Sublease.

         Section 4.04. INSURANCE POLICIES.

         (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall be (i) primary and non-contributing;
                  (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence



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                  of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

         (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Five Thousand Dollars ($5,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

         (c) PAYMENT OF PREMIUMS. Subject to Section 4.08, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). For insurance policies maintained by Landlord which cover improvements on the entire Project, Tenant shall pay Tenant's pro rata share of the premiums, in accordance with the formula in Paragraph 4.05(e) for determining Tenant's share of Common Area costs. If insurance policies maintained by Landlord cover improvements on real property other than the Project, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's pro rata share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
                  Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing



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                  that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

         (d)      GENERAL PROVISIONS.

                  (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or decrease of such coverage.

                  (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period of if any such policy is cancelled or modified during the Lease Term without Landlord's consent, landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within twenty
                           (20) days after receipt of a statement that indicates the cost of such insurance.

                  (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policyholders Rating of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

                  (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.



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         Section 4.05. COMMON AREAS; USE, MAINTENANCE AND COSTS.

         (a) COMMON AREAS. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas into leaseable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities. Tenant acknowledges that such activity may result in inconvenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Property.

         (b) USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Area as, in Landlord's judgment, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

         (c) SPECIFIC PROVISION RE: VEHICLE PARKING. Tenant shall be entitled to use the number of vehicle parking spaces in the Project allocated to Tenant in Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than the standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by the Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. If Tenant parks more vehicles in the parking area than the number set forth in Section 1.11 of this Lease, such conduct shall be a material breach of this Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a daily charge determined by Landlord for each additional vehicle.

         (d) MAINTENANCE OF COMMON AREAS. Landlord shall maintain Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first-class industrial/commercial real property development. Tenant shall pay Tenant's pro rata share (as determined below) of all costs incurred by Landlord for the operation and maintenance of the Common Areas. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance; all property taxes and assessments levied on or attributable to the Common Area and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security, underground piping, fire sprinkler repair, and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed ten percent (10%) of the common area costs, property tax and insurance pass-through for the Project for the calendar year). Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Area costs. Common Area costs shall not include depreciation of real property which forms part of the Common Areas.

         (e) TENANT'S SHARE AND PAYMENT. Tenant shall pay Tenant's annual pro rata share of all Common Area costs (prorated for any fractional month) upon notice from Landlord that such costs are due and payable, and in any event prior to delinquency. Tenant's pro rata share shall be calculated by dividing the square footage area of the Property, as set forth in Section
                  1.04 of the Lease, by the aggregate square foot area of the Project which is leased or held for lease by tenants, as of the date on which the computation is made. Tenant's initial pro rata share is set out in Paragraph 4.03. Any changes in the Common Area costs and/or the aggregate area of the Project, leased or held for lease during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord may, at Landlord's election, estimate in advance and charge to Tenant as Common Area costs, all maintenance and repair costs for which Tenant is liable under
                  Section 6.04 of the Lease, and all other Common Area costs payable by Tenant hereunder. At Landlord's election, such statements of estimated Common Area costs shall be delivered monthly, quarterly or at any other periodic intervals to be designated by Landlord. Landlord may adjust such estimates at any time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. Within sixty (60) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the Common Area costs paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period.

         Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within five
(5) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

         Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         Section 4.08. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If requested by any ground lessor or lender to whom landlord has granted or may hereafter grant a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this lease.

ARTICLE FIVE: USE OF PROPERTY

         Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

         Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statues, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

         Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

         Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

         Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from:

         (a)      Tenant's use of the Property;

         (b) The conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant;

         (c) Any breach or default in the performance of Tenant's obligations under this Lease;

         (d) Any misrepresentation or breach of warranty by Tenant under this Lease; or

         (e)      Other acts or omissions of Tenant.

Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord, or at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of

Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors, and invitees, if applicable.

         Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

         Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS.

         Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and order. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

         Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from:

         (a)      Fire, steam, electricity, water, gas or rain;

         (b) The breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause;

         (c) Conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or

         (d) Any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant.

The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

         Section 6.03. LANDLORD'S OBLIGATION.

         (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundations, exterior walls and roof of the Property (including painting the exterior surface of the exterior walls of the property not more often than once every five (5) years, if necessary) and all components of electrical, mechanical, plumbing, heating and air conditioning systems and facilities located in the Property which are concealed or used in common by tenants of the Project. However, Landlord shall not be obligated to maintain or repair window, doors, plate glass or the interior surfaces of exterior walls. Landlord shall make repairs under this Section 6.03 within a reasonable time after receipt of written notice from Tenant of the need for such repairs.

         (b) Tenant shall pay or reimburse Landlord for all costs Landlord incurs under Paragraph 6.03(a) above as Common Area costs as provided for in Section 4.05 of the Lease. Tenant waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Property in good order, condition and repair.

         Section 6.04. TENANT'S OBLIGATIONS.

         (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including nonstructural, interior, systems and equipment installed by Tenant) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor, unless Landlord maintains such equipment under Section 6.03 above. If any part of the Property or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and full operative condition.

         (b)      Tenant shall fulfill all of Tenant's obligations under this
                  Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this
                  Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

         Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

         (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of the building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

         (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

         Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination fo the Lease, except Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

         Section 7.01. PARTIAL DAMAGE TO PROPERTY.

         (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

         (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, of if the cause of damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possibly, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty
                  (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord Tenant's pro rata share of the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

         (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either

                  Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

         Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

         Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base rent, insurance premiums and real property taxes. Except for such possible reduction in Base rent, insurance premiums and real property taxes, Tenant shall not be entitled to any other compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

         Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction of the Property.

ARTICLE EIGHT: CONDEMNATION

         If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional

Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order:

         (a) First, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property;

         (b) Second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and

         (c) Third to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise.

If this Lease is not terminated, Landlord shall repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

         Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent, unless the change is due to a public offering of Tenant's capital stock.

         Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

         Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

         Section 9.04. OFFER TO TERMINATE. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

         Section 9.05. LANDLORD'S CONSENT.

         (a)      Tenant's request for consent to any transfer described in
                  Section 9.02 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the terms of the proposed transfer.

         (b)      If Tenant assigns or subleases, the following shall apply:

                  (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less
                           (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions, reasonable attorney's fees and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

                  (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

         Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

         Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

         Section 10.02. DEFAULTS. Tenant shall be in material default under this
Lease:

         (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

         (b)      If Tenant fails to pay rent or any other charge within three
                  (3) business days from the date when due, and after written notice from Landlord.

         (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

         (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

         (e) If any guarantor of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under this Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

         Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

         (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of th Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and
                  (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

         (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

         Section 10.04. REPAYMENT OF "FREE" RENT. (INTENTIONALLY DELETED).

         Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defaulting of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

         Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

         Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust, mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lese shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien on its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

         Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

         Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) business days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

         Section 11.04. ESTOPPEL CERTIFICATES.

         (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed; (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) business days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

         (b) If Tenant does not deliver such statement to Landlord within such ten (10) business day period, Landlord and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

         Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) business days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

         Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claims or action:

         (a) Instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant;

         (b) For any foreclosure of any lien for labor or material furnished to or for Tenant or such other person;

         (c) Otherwise arising out of or resulting from any act or transaction of tenant or such other person; or

         (d) Necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding of Tenant, or other proceeding of Tenant under Title 11 of the United States Code, as amended.

Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

         Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

         Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

         Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

         (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

         (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lese to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty
                  (30) day period and thereafter diligently pursued to completion.

         (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

         Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

         Section 13.04. INTERPRETATION. The captions of the Articles of Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision related to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

         Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

         Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

         Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

         Section 13.10 CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partners.

         Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         Section 13.12. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

         Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterpart shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

         Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

         Section 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

         Section 14.02. PROTECTION OF BROKERS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action.

This Paragraph is included in this Lease for the benefit of Landlord's Broker.

         Section 14.03. BROKER'S DISCLOSURE OF AGENCY. Landlord's Broker hereby discloses to Landlord and Tenant and Landlord and Tenant hereby consent to Landlord's Broker acting in this transaction as the agent of (check one):

         [ ]      Landlord exclusively, or
         [ ]      both Landlord and Tenant.

         Section 14.04. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Section 1.08 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference to this Lease.


                                                   "LANDLORD"

Signed on July 23, 1999.               NATIONAL DISTRIBUTION AGENCY, INC.,
                                       a Delaware corporation

at Santa Monica, CA                    By: /s/ John N. Alphson
                                           -------------------------------------
                                            JOHN N. ALPHSON
                                       Its: CORPORATE SECRETARY

                                       By: /s/ Robert Bernardo
                                           -------------------------------------
                                           ROBERT BERNARDO
                                       Its GENERAL MANAGER

                                                       "TENANT"

Signed on July 26, 1999.               PETS.COM, INC., a California corporation
at San Francisco, CA

                                       By: /s/ Julie Wainwright
                                           -------------------------------------
                                            JULIE WAINWRIGHT
                                       Its: CHIEF EXECUTIVE OFFICER

                                       By: /s/ Chris Deyo
                                           -------------------------------------
                                       Its: President
                                            ------------------------------------
                                            SECRETARY

IN ANY SUCH REAL ESTATE ACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST, OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

                               FIRST AMENDMENT TO

                         INDUSTRIAL REAL ESTATE SUBLEASE

                             (MULTI-TENANT FACILITY)

         This First Amendment is made for the purpose of amending that certain Agreement dated July 1, 1999, constituting a sublease of a portion of the premises at 33201 Dowe Avenue, Union City, California (the "Property"), between National Distribution Agency, Inc., a Delaware corporation ("Landlord or Sublessor"), and Pets.com, Inc., a California corporation ("Tenant" or "Sublessee"), for (the "Lease" or the "Sublease"). Said Sublease dated July 1, 1999, is herein referred to as the "Primary Sublease". This First Amendment to Lease is subject to that certain lease between Landlord as Lessee and Chino Pacific Warehouse Corporation as Lessor, dated September 25, 1997, (the "Master Lease").

         In connection with the execution of this First Amendment to Sublease, the following provisions and representations of the Primary Sublease are incorporated herein:

         Landlord warrants and represents to Tenant that the Master Lease has not been amended or modified except as expressly set forth herein, that Landlord is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and the Landlord has no knowledge of any claim by the Master Lessor that Landlord is in default or breach of any of the provisions of the Master Lease.

         Tenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Landlord shall exercise due diligence in attempting to cause the Master Lessor to perform its obligations under the Master Lease for the benefit of Tenant. If the Master Lease terminates this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease provided however, that if the Master Lease terminates as a result of a default or breach by Landlord or Tenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Landlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Landlord shall not constitute a default or breach hereunder, provided that Tenant receives a pro rata portion of any proceeds, or other remuneration, if any, which Landlord receives as a result of such termination.

         The provisions of this First Amendment to Sublease are made to reflect the desire of Tenant to increase its Primary leased space of approximately 73,920 square feet of warehouse space and 4,800 square feet of office space under the Primary Sublease, in two separate phases described as First Expansion Space of approximately 32,256 square feet of warehouse space, and Second Expansion Space of approximately 32,256 square feet of office space, as more specifically reflected in amended Exhibit "A" attached.

         The provisions and terms of the Primary Sublease are amended, supplemented and/or modified as hereafter set forth. If not amended, supplemented or modified, the terms are identified as "no change". To the extent not amended, superseded, or modified herein, the terms of the Primary Sublease shall constitute a part of this amendment and are hereby incorporated by reference.

ARTICLE ONE: BASIC TERMS - ADDED AND MODIFIED AS FOLLOWS:

         Section 1.01. DATE OF LEASE.

         THE FOLLOWING PROVISIONS SPECIFIED BELOW ARE ADDED:

         FIRST EXPANSION SPACE: October 15, 1999.
         SECOND EXPANSION SPACE: November 15, 1999

         Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): NO CHANGE.

         Section 1.03. TENANT (INCLUDED LEGAL ENTITY): NO CHANGE.

         Section 1.04. PROPERTY.

         THE FOLLOWING PROVISIONS ARE ADDED:

         The First Expansion space includes approximately 32,256 square feet of warehouse space; the Second Expansion Space includes approximately 32,256 square feet of warehouse space, both of which areas are more fully reflected in Exhibit "A", as amended and outlined in red.

         Section 1.05. LEASE TERM:

         THE FOLLOWING PROVISIONS ARE ADDED:

         The Lease Term for the First Expansion Space shall become effective beginning October 15, 1999, and ending on August 14, 2004, a period of Fifty-six and one-half (56.5) months. Tenant shall pay no Base Rent for the period October 15, 1999 to November 30, 1999. During the period of free rent, Tenant shall be obligated to pay its pro rata share of taxes, insurance, maintenance and utilities, effective commencing November 1, 1999, and as provided in Section 1.12(b) herein.

         The Lease Term for the Second Expansion Space shall become effective beginning November 15, 1999, and ending on August 14, 2004, a period of Fifty-five and one-half (55.5) months. Tenant shall pay no base rent for the period November 15, 1999 to December 31, 1999. During the period of free rent, Tenant shall be obligated to pay its pro rata share of taxes, insurance, maintenance and utilities, effective commencing November 1, 1999, and as provided in Section 1.12(b) herein.

In the event Lessor fails to deliver the First Expansion Space on or before October 15, 1999,

Lessor shall compensate Lessee for the delay in possession as follows:

         - Beginning October 15, 1999, one (1) day free rent for each day possession is delayed.

In the event Lessor fails to deliver the Second Expansion Space on or before November 15, 1999, Lessor shall compensate Lessee for the delay in possession as follows:

         - Beginning November 15, 1999, one (1) day free rent for each day possession is delayed.

Notwithstanding the above, should Lessor deliver either Expansion space at any time prior to the original commencement date of the Term of the particular Expansion Space, Lessee agrees to begin the Lease term for the particular Expansion Space, upon receipt of the space.

         The Option to Renew referenced herein, shall include both Expansion Spaces.

         Section 1.06. PERMITTED USES: (See Article Five) NO CHANGE.

         Section 1.07. TENANT'S GUARANTOR: NO CHANGE.

         Section 1.08. BROKERS: (See Article Fourteen) NO CHANGE.

         Section 1.09. NO CHANGE. COMMISSION PAYABLE TO LANDLORD'S BROKER:

         Section 1.10. INITIAL SECURITY DEPOSIT: These provisions are MODIFIED AND/OR ADDED TO as set forth below:

         The existing initial security deposit of [*] shall be increased by [*], by November 15, 1999, for a total Security Deposit of [*].

         The Letter-of-Credit for [*] shall be increased by [*] by November 15, 1999, for a total Letter-of-Credit of [*]. Provided the Tenant is not in default of the Sublease, the Letter-of-Credit in the sum of [*], shall be reduced to [*] as of August 14, 2000. As of August 14, 2001, no
Letter-of-Credit shall be required to be on deposit.

         Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT. THE FOLLOWING PROVISIONS ARE ADDED:

         Upon occupancy of the Second Expansion Space, Tenant shall be entitled to an additional

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

35 unassigned parking spaces.

         Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT: MODIFIED AS SET FORTH BELOW.

         (a)      BASE RENT: MODIFIED AS FOLLOWS:

                  (i)      EXISTING SPACE:

                                                     BASE RENTAL
                                                     RATE PER SQ. FT.                   AMOUNT
         MONTHS                                      PER MO.                            PER MO.
         ------                                      -------                            -------
         July 1 - Aug. 14, 1999                                                         Free rent
         Aug. 15, 1999 - April 14, 2001              [*] psf/mth/nnn                      [*]
         April 15, 2001 - Dec. 14, 2002              Annual minimum CPI (All
                                                     Consumers S.F. Bay Area)
                                                     increase of [*]; annual
                                                     maximum CPI (All Consumers
                                                     S.F. Bay Area) of [*] over
                                                     base rental rate in months
                                                     1 - 20.

         Dec. 15, 2002 - Aug. 14, 2004               Annual Minimum CPI (All
                                                     Consumers S.F. Bay Area)
                                                     increase of [*]; annual
                                                     maximum CPI (All Consumers
                                                     S.F. Bay Area) of [*] over
                                                     base rental rate in months
                                                     21 - 40.

                  (ii)     FIRST EXPANSION SPACE:

                                                     BASE RENTAL
                                                     RATE PER SQ. FT.                   AMOUNT
         MONTHS                                      PER MO.                            PER MO.
         ------                                      -------                            -------
         Oct. 15, 1999 - Nov. 30, 1999                                                  Free rent.
         Dec. 1, 1999 - April 14, 2001               [*] psf/mth/nnn                       [*]
         April 15, 2001 - Dec. 14, 2002              Increase concurrently per
                                                     subsection (i) above
         Dec. 15, 2002 - Aug. 14, 2004               Increase concurrently per
                                                     subsection (i) above

                  (iii)    SECOND EXPANSION SPACE:

                                                     BASE RENTAL
                                                     RATE PER SQ. FT.                   AMOUNT
         MONTHS                                      PER MO.                            PER MO.
         Nov. 15, 1999 - Dec. 31, 1999                                                  Free rent.
         Jan. 1, 2000 - April 14, 2001               [*] psf/mtn/nnn                       [*]
         April 15, 2001 - Dec. 14, 2002              Increase concurrently per
                                                     subsection (i) above
         Dec. 15, 2002 - Aug. 14, 2004               Increase concurrently per
                                                     subsection (i) above

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Base Rents payable hereunder are more fully set forth in REVISED Lease Rider No. 1 attached and incorporated herein by reference, and as referred to in REVISED Lease Rider No. 3, also attached and incorporated herein by reference.


In the event that Landlord is in default under the Master Lease and either Landlord or Tenant receive notice of such default from the Master Lessor under the Master Lease, Tenant shall have the right (without any obligation to do so), to pay rent provided in this section, and all other sums due Landlord hereunder, which Landlord is obligated to pay directly to the Master Lessor.

         (b) OTHER PERIODIC PAYMENTS INCLUDED AS RENT - REVISED TO READ IN FULL AS FOLLOWS: (i) Real Property Taxes (See Section 4.02);
                  (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Tenant's Initial Pro Rata Share of Common Area Expenses presently at 25.67% shall be increased to (46.7%) effective November 1, 1999. (See Section 4.05); (v) Impounds for Insurance Premiums and Property Taxes (See
                  Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article Six).

         Section 1.13. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: NO CHANGE.

         Section 1.14. RIDERS: The following Riders ARE REVISED as indicated and are attached and made a part of this Lease:

         Rider No. 1 - Base Rent Schedule - REVISED TO READ IN FULL AS ATTACHED.

         Rider No. 2 - Tenant Improvement Allowance - NO CHANGE. All Tenant Improvements to Expansion Spaces are to be made at Tenant's sole cost and expense and in accordance with Section 6.05 (a) and (b) of the Primary Lease.

         Rider No. 3 - Options to Renew and to Expand Space - REVISED TO READ IN FULL AS ATTACHED.

ARTICLE TWO: LEASE TERM

         Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. REVISED AS FOLLOWS:
Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term, as amended. The Lease term is for the period stated in Section 1.05, as amended, and shall begin and end on the dates specified in
Section 1.05, as amended, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the dates specified in Section 1.05, as amended, for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease. The Lease Term for all space shall end on August 14, 2004, unless extended by exercise of any option provided, or under any applicable provision of the Lease.

         Section 2.02. DELAY IN COMMENCEMENT. NO CHANGE.

         Section 2.03. EARLY OCCUPANCY. NO CHANGE.

         Section 2.04. HOLDING OVER. NO CHANGE.

ARTICLE THREE: BASE RENT - MODIFIED AS SET FORTH BELOW.

         Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this First Amendment to Lease, Tenant shall continue to pay Landlord the Base Rent for the existing space in the amount stated in Paragraph 1.12(a)(i) above, on the first day of the each month of the Lease Term. On December 1, 1999, Tenant shall pay, in addition to such rent, the Base Rent for the First Expansion Space for the first month and each month thereafter as provided in Section 1.12(a)(ii). On January 1, 2000, Tenant shall pay additional Base Rent for the Second Expansion Space for first month and each month thereafter, as provided in Section 1.12(a)(iii). Tenant shall pay Landlord the Base Rent, in advance within five
(5) business days after the commencement of each month, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing. If the Term of either the First Expansion Space or the Second Expansion Space commences other than on the first day of a month, then the Base Rent provided for such partial month shall be prorated based upon a thirty (30) day month and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date together with the other amounts payable on that day. If such Term terminates on other than the last day of a calendar month, then the Rent provided for such partial month shall be prorated based upon a thirty (30) day month and the prorated installment shall be paid on the first day of the calendar month in which the date of termination occurs.

         Section 3.02. COST OF LIVING INCREASE. The Base Rent for all space shall be increased on each date (the "Rental Adjustment Date") as provided in Paragraph 1.12(a) above in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumer (all items for the geographical Statistical Area in which the Property is located on the basis of 1982-1984 = 100) (the "Index") as follows:

         (a) The Base Rent (the "Comparison Base Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date') on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the increase in the Base Rent provided for in this Section 3.02 shall be subject to any minimum or maximum increase, if provided for in Paragraph 1.12(a).

         (b) Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

         Section 3.03. SECURITY DEPOSIT; INCREASES. NO CHANGE.

         Section 3.04. TERMINATION; ADVANCE PAYMENT. NO CHANGE.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT - NO CHANGE, EXCEPT FOR REVISIONS
              IN SUBPARAGRAPH 4.02(c) AND 4.03.

         Section 4.01. ADDITIONAL RENT. NO CHANGE.

         Section 4.02. PROPERTY TAXES. NO CHANGE, EXCEPT FOR SUBSECTIONS (c) JOINT ASSESSMENT.

         (a)      REAL PROPERTY TAXES. NO CHANGE.

         (b)      DEFINITION OF "REAL PROPERTY TAX". NO CHANGE.

         (c) JOINT ASSESSMENT. REVISED AS SHOWN: If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Until November 1, 1999, Tenant's share of such real property tax shall be 25.67% of the total amount assessed on the Project, based on the total square footage occupied at the time of the execution of this Sublease, divided by the total square footage of the premises (78,720 square feet / 306,650 square feet = 25.67%). Effective November 1, 1999, the Tenant's share shall be 46.7% based upon the total square footage, including Expansion Spaces, covered by the Lease, as amended, divided by the total square footage of the premises. (143,232 / 306,650 = 46.7%).

         (d)      PERSONAL PROPERTY TAXES. NO CHANGE.

         Section 4.03. UTILITIES - REVISED AS FOLLOWS: Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay its share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Tenant's share of such non-jointly metered costs shall be 25.67% of the total charged to the Project, based on the square footage occupied by Tenant at the time prior to and at the execution of this Sublease, and 46.7% as of November 1, 1999.

         Section 4.04. INSURANCE POLICIES. NO CHANGE.

         (a)      LIABILITY INSURANCE. NO CHANGE.

         (b)      PROPERTY AND RENTAL INCOME INSURANCE. NO CHANGE.

         (c)      PAYMENT OF PREMIUMS. NO CHANGE.

         (d)      GENERAL PROVISIONS. NO CHANGE.

         Section 4.05. COMMON AREAS; USE, MAINTENANCE AND COSTS. REVISED PER SUBSECTION (e) AS FOLLOWS:

         (a)      COMMON AREAS. NO CHANGE.

         (b)      USE OF COMMON AREAS. NO CHANGE.

         (c)      SPECIFIC PROVISION RE: VEHICLE PARKING. NO CHANGE.

         (d)      MAINTENANCE OF COMMON AREAS. NO CHANGE.

         (e)      TENANT'S SHARE AND PAYMENT. REVISED TO READ IN FULL AS
                  FOLLOWS: Tenant shall pay Tenant's annual pro rata share of all Common Area costs (prorated for any fractional month) upon notice from Landlord that such costs are due and payable, and in any event prior to delinquency. Tenant's pro rata share shall be calculated by dividing the square footage area of the Property, as set forth in Section 1.04 of the Lease, by the aggregate square foot area of the Project which is leased or held for lease by tenants, as of the date on which the computation is made. Tenant's initial and subsequent pro rata share is set out in Section 1.12(b), AS AMENDED. Any changes in the Common Area costs and/or the aggregate area of the Project, leased or held for lease during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord may, at Landlord's election, estimate in advance and charge to Tenant as Common Area costs, all maintenance and repair costs for which Tenant is liable under Section 6.04 of the Lease, and all other Common Area costs payable by Tenant hereunder. At Landlord's election, such statements of estimated Common Area costs shall be delivered monthly, quarterly or at any other periodic intervals to be designated by Landlord. Landlord may adjust such estimates at any time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. Within sixty (60) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the Common Area costs paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period.

         Section 4.06. LATE CHARGES. NO CHANGE.

         Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. NO CHANGE.

         Section 4.08. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. NO CHANGE.

ARTICLE FIVE: USE OF PROPERTY - NO CHANGE.

         Section 5.01. PERMITTED USES. NO CHANGE.

         Section 5.02. MANNER OF USE. NO CHANGE.

         Section 5.03. HAZARDOUS MATERIALS. NO CHANGE.

         Section 5.04. SIGNS AND AUCTIONS. NO CHANGE.

         Section 5.05. INDEMNITY. NO CHANGE.

         Section 5.06. LANDLORD'S ACCESS. NO CHANGE.

         Section 5.07. QUIET POSSESSION. NO CHANGE.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS. NO
             CHANGE.

         Section 6.01. EXISTING CONDITIONS. NO CHANGE.

         Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. NO CHANGE.

         Section 6.03. LANDLORD'S OBLIGATION. NO CHANGE.

         Section 6.04. TENANT'S OBLIGATIONS. NO CHANGE.

         Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS. NO CHANGE.

         Section 6.06. CONDITION UPON TERMINATION. NO CHANGE.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION - NO CHANGE.

ARTICLE EIGHT: CONDEMNATION - NO CHANGE.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING - NO CHANGE.

ARTICLE TEN: DEFAULTS; REMEDIES - NO CHANGE.

ARTICLE ELEVEN: PROTECTION OF LENDERS - NO CHANGE.

ARTICLE TWELVE: LEGAL COSTS - NO CHANGE.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS - THE PROVISIONS OF SECTIONS 13.15
                  AND 13.16 ARE ADDED:

         Section 13.01. NON-DISCRIMINATION. NO CHANGE.

         Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES. NO CHANGE.

         Section 13.03. SEVERABILITY. NO CHANGE.

         Section 13.04. INTERPRETATION. NO CHANGE.

         Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. NO
                        CHANGE.

         Section 13.06. NOTICES. NO CHANGE.

         Section 13.07. WAIVERS. NO CHANGE.

         Section 13.08. NO RECORDATION. NO CHANGE.

         Section 13.09. BINDING EFFECT; CHOICE OF LAW. NO CHANGE.

         Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. NO CHANGE.

         Section 13.11. JOINT AND SEVERAL LIABILITY. NO CHANGE.

         Section 13.12. FORCE MAJEURE. NO CHANGE.

         Section 13.13. EXECUTION OF LEASE. NO CHANGE.

         Section 13.14. SURVIVAL. NO CHANGE.

         Section 13.15. TENANT'S RESTROOM FACILITY.

         JOINT RESTROOM USE. The parties agree that during the term of this Sublease, they shall be jointly entitled to use the restroom facility marked as "JOINT RESTROOM" on Exhibit "A", and Landlord agrees to provide for Tenant's access as indicated in solid Green lines on Exhibit "A" at Tenant's sole cost for alterations for access, security and other requirements to permit joint use but retaining security for the respective operation of Landlord and Tenant.

         TENANT'S SEPARATE RESTROOM. Alternatively, the parties agree that during the term of this Sublease, Tenant at its election, may be exclusively entitled to construct and use the restroom facility marked as "RESTROOM" on Exhibit "A", as indicated in Green. Tenant shall install such facility at its sole cost and expense at the approximate location indicated in dotted Green lines on Exhibit "A", and according to plans and specifications approved by Landlord.

         Section 13.16. TENANT'S CONTRIBUTION TO LANDLORD'S RELOCATION EXPENSE. Tenant agrees, in further consideration, for this Sublease, to pay Landlord the sum of $43,947 to defray, to that extent, Landlords cost of relocating its existing customers and facility in the Expansion Spaces. Said payment shall be made by Tenant concurrently with execution by Tenant of this Sublease. Tenant further agrees to disassemble, remove, transport, and reinstall, Landlord's existing racking in the Expansion Spaces to Landlord's facilities at 1345 Doolittle Rd., San Leandro, California, at Tenant's sole cost and expense. Tenant shall accomplish such relocation of racking on occupation of the First Expansion Space and in coordination with Landlord's on-site management.

ARTICLE FOURTEEN: BROKERS - NO CHANGE.

Landlord and Tenant have signed this Amendment to Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference to this Lease.



                                                    "LANDLORD"

Signed on October 20, 1999.            NATIONAL DISTRIBUTION AGENCY, INC.,
                                       a Delaware corporation
at Santa Monica, CA                    By: /s/ John N. Alphson
                                           -------------------------------------
                                          JOHN N. ALPHSON
                                       Its: CORPORATE SECRETARY

                                       By:
                                          --------------------------------------
                                                    ROBERT BERNARDO
                                       Its GENERAL MANAGER


                                                   "TENANT"

Signed on October 22, 1999.            PETS.COM, INC., a California corporation

at San Francisco, CA
                                       -----------------------------------------

                                       By: /s/ Julie Wainwright
                                           -------------------------------------
                                            JULIE WAINWRIGHT
                                       Its: CHIEF EXECUTIVE OFFICER


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------
                                                        SECRETARY


         IN ANY SUCH REAL ESTATE ACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST, OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

                               BASE RENT SCHEDULE
                                     REVISED
                                   LEASE RIDER

                                   RIDER NO. 1


        This Rider is attached to and made a part of that certain Lease (the "Lease") dated July 1, 1999, between National Distribution Agency, Inc. a Delaware corporation, as Landlord, and Pets.com, Inc., a California corporation, as Tenant, covering the premises constituting a portion of the Project located at 33201 Dowe Avenue, Union City, California, (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease, with the exception of additional free rent for delay in delivery of possession or early delivery, as provided in Section 1.05 hereof.

        SECTION 1.12 RENT AND OTHER CHARGES PAYABLE BY TENANT

        This Rider sets forth the Base Rental payable under the Lease for the first and subsequent years as to the Existing Space (i), and each of the two Expansion Spaces (ii) and (iii).

        (i)    INITIAL TERM OF BASE SUBLEASE - JULY 1, 1999 TO AUGUST 14, 2004


            Rental Period                                          Monthly Base Rent*
            -------------                                          -----------------
    July 1, 1999 through August 14, 1999 - 1-1/2 mo.                      Free
    August 15, 1999 through April 14, 2001 - 20 mo.                     $27,552.00
    April 15, 2001 through December 14, 2002 - 20 mo.                   $28,930.00
    December 15, 2002 through August, 14, 2004 - 20 mo.                 $30,376.00


        (ii)   FIRST EXPANSION SPACE - OCTOBER 15, 1999 - AUGUST 14, 2004

            Rental Period                                          Monthly Base Rent*
            -------------                                          ------------------
    October 15, 1999 - November 30, 1999 - 1-1/2 mo.                      Free
    December 1, 1999 - April 14, 2001                                  $11,290.00


    April 15, 2001 - December 14, 2002 - Increase per formula for Subsection
    (i).
    December 15, 2002 - August, 14, 2004 - Increase per formula for Subsection (i).

        (iii)  SECOND EXPANSION SPACE - NOVEMBER 15, 1999 - AUGUST 14, 2004


            Rental Period                                          Monthly Base Rent*
            -------------                                          ------------------
        November 15, 1999 - December 31, 1999                              Free
        January 1, 2000 - April 14, 2001                                $11,290.00


        April 15, 2001 - December 14, 2002 - Increase per formula for Subsection
        (i).
        December 15, 2002 - August, 14, 2004 - Increase per formula for Subsection (i).

        OPTION TERM OF AMENDED SUBLEASE - AUGUST 15, 2004 TO AUGUST 14, 2009

        August 15, 2004 through April 14, 2006 - 20 mo.                 $58,033.00
        April 15, 2006 through December 14, 2007 - 20 mo.               $60,935.00
        December 15, 2007 through August 14, 2008 - 20 mo.              $63,982.00


        *Minimum rental which would be due based on assumed CPI increase of three percent (3%) per annum.

        Notwithstanding the foregoing, the increased rental for the periods indicated are subject to the effective CPI increase for such periods as set forth in Section 1.12(a) of the Amended Sublease.

                          TENANT IMPROVEMENT ALLOWANCE

                                   LEASE RIDER

                                   RIDER NO.2


        This Rider is attached to and made a part of that certain lease (the "Lease") dated July 1,1999, between National Distribution Agency, Inc., a Delaware corporation, as Landlord and Pets.com, Inc., a California corporation, as Tenant, covering the premises constituting a portion of the property located at 33201 Dowe Avenue, Union City, California, (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistency or conflicting provisions of the Lease.

        The Tenant Improvement Allowance paid for by Landlord shall not exceed Seventy-eight Thousand Seven Hundred Twenty Dollars ($78,720.00). Any excess costs over the amount of $78,720.00 shall be paid by, and at the sole cost, of Tenant. The type and character of Tenant Improvements, whether paid for by Landlord or those at Tenant's option, shall be subject to approval of plans and specifications by the Building Department of the City of Union City, as accepted by Sublessor and submitted to said Building Department.

        The parties agree and understand that the exact scope of work has not yet been finally determined but that the tentative scope of work is set forth in the "Work Letter" and layout, Appendix 1, attached thereto and made a part hereof by this reference.

        It is further understood that said Scope of Work is subject to mutually agreed modifications consistent with Tenant's use of the premises; provided that, all work is subject to all necessary permits from all governmental agencies having jurisdiction over the work. Further, any costs of the work as finally specified, including architectural plans, permits and related construction costs, shall be paid first by Landlord to the extent of the sum of $78,720, and that all costs of such work in excess thereof shall be paid through Landlord by Tenant upon five (5) business days written notice. Landlord's payment shall be paid to the respective construction creditor within ten (10) business days from submission of invoice to Landlord, accompanied by appropriate labor and material lien releases.

                                   WORK LETTER

                         APPENDIX 1 TO LEASE RIDER NO. 2

        Attached to and made a part of that certain Lease (the "Lease") dated July 1, 1999, between National Distribution Agency, Inc., a Delaware corporation, as Landlord, and Pets.com, Inc., a California corporation, as Tenant, covering the premises constituting a portion of the property located at 33201 Dowe Avenue, Union City, California, (the "Property"). The Terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Work Letter shall supersede any inconsistency or conflicting provisions of the Lease.

        Other than funding the Tenant Improvement Allowance (as defined in Lease Rider No.2), as provided herein, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant's use and occupancy. The Tenant Improvements have been specified by the Tenant as follows:

1. Install approximately 3,000 square feet of office space with code compliant restrooms.

2.      Reconfigure lighting system (as required by code).

3.      Install draft curtains (if required by Tenant and by code).

4.      Install smoke vents (as required by code).

5. Cut new opening through the concrete demising wall and install a roll-up door.

                      OPTIONS TO RENEW AND TO EXPAND SPACE

                                   LEASE RIDER

                                   RIDER NO. 3

        This Rider is attached to and made a part of that certain Lease (the "Lease") dated July 1, 1999, between National Distribution Agency, Inc., a Delaware corporation, as Landlord or Sublessor, and Pets.com, Inc., a California corporation, as Tenant or Sublessee, amended by First Amendment thereto, covering the premises constituting a portion of the Project located at 33201 Dowe Avenue, Union City, California (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease, as amended. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease, as amended.

A.      OPTION TO RENEW TERM.

        Provided Sublessee shall not be in material default of any terms of conditions of this Sublease, as amended, at the time of exercise of the particular Option to Extend as provided herein, Sublessee shall have the right and option to extend the existing Term covering 143,232 square feet and ending August 14, 2004, for one (1) five year period, such five year period is herein referred to as the "Extended Term." The Extended Term shall commence on the day next following the Term Expiration Date for the preceding term unless sooner terminated as herein provided and shall terminate on the fifth anniversary of such Extended Term Commencement Date. Sublessee may exercise its right and option to extend the existing Term only by giving Sublessor written notice of intention to do so at least one hundred and twenty (120) days prior to the end of the existing Term. The Sublease as extended shall be upon and subject to the terms and conditions set forth in the Primary Lease, as amended, except for exclusion of any free rent and, further, that the Rent (defined in Article Three), shall be adjusted as specified in Section C hereof. Sublessor agrees and covenants that:

        (a) Except for defaults committed by Sublessee, it will not commit or allow to be committed (and if committed, it will timely cure within the periods set forth in the Master Lease), any event which would constitute an event of default under the Master Lease, including complying with an order or judgment of any court having jurisdiction, pursuant to a declaratory relief, or similar action whereby the obligation of a matter of performance under the Master Lease, involving, but not limited to, compliance with any subsequently enacted ordinances or laws concerning seismic retrofitting and/or repair to the Leased Premises, or any portion thereof, is disputed between Master Lessor and Sublessor, and such a court order or judgement determines that the performance in dispute is the obligation of Sublessor under the Master Lease.

        (b) That it will timely exercise its rights to extend the term of the Master Lease so that at all times the remaining term of the Master Lease is at least as long as the remaining term of the Sublease, as the same may be extended by Sublessee from time to time.

B.      PERSONAL OPTIONS.

        The Options are personal to the Tenant named in Section 1.03 of the Lease or any Tenant's Affiliated described in Section 9.02 of the Lease. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease to an entity other than a Tenant Affiliate prior to the exercise of the Option (whether with or without Landlord's consent), such Option shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease to an entity other than a Tenant Affiliate after the exercise of the Option, such Option shall lapse and the lease terms shall expire as if such Option was not exercised. If Tenant subleases any portion of the Property, or assigns or otherwise transfers any interest of the Tenant under the Lease in accordance with Article 9 of the Lease, after the exercise of the Option and after commencement of the Extension related to such Option, then the term of the Lease shall expire upon the expiration of the Extension during which sublease or transfer occurred.

C.      CALCULATION OF RENT ON EXTENSION.

        The Base Rent during the Extended Term shall be determined by the following method:

        1.     COST OF LIVING ADJUSTMENT.

               Rental Adjustment Dates: The following dates of the Extended
Terms.

               The Rent during the Extended Term shall be increased on the following date(s) (the "Rental Adjustment Date(s)"), August 15, 2004, April 15, 2006, and December 15, 2007, by reference to the index described in Paragraph 1.12(a) of the Sublease, as follows:

               The Base Rent in effect for the month immediately prior to the applicable Rental Adjustment Date (the "Comparison Base Rent"), shall be increased by the percentage that the index has increased from the month in which the payment of the comparison base rent commenced through the month in which the applicable Rental Adjustment Date occurs. In no event shall the base rent be reduced by reason of such computation.



                                      -6-